September 27, 2000



                                THE FAIRMONT FUND

                                   A Series Of

                                THE CAMELOT FUNDS


                            Supplement to Prospectus
                                Dated May 1, 2000


               ADDITIONAL INFORMATION ABOUT INVESTMENT TECHNIQUES,
                           RELATED RISKS AND THE FUND

         The first paragraph of the section entitled "Additional Information About Investment Techniques, Related Risks, and the Fund" on page 10 of the Prospectus is replaced in its entirety with the following:

             From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal strategies in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or part of its assets in money market instruments, securities of no-load money-market funds, obligations of the U.S. Government, its agencies or instrumentalities, or may enter into repurchase agreements that are fully collateralized by such obligations. If a Fund invests in shares of a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary defensive measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

         This supplement and the Prospectus dated May 1, 2000 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Security and Exchange Commission dated May 1, 2000, which is incorporated herein by reference and can be obtained without charge by calling The Camelot Funds at 1-800-262-9936.

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